Exhibit 99.1



                      LETTER OF TRANSMITTAL
                FIRST OF AMERICA CAPITAL TRUST I

                     OFFER TO EXCHANGE ITS
                8.12% SERIES B CAPITAL SECURITIES
         (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
   WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
               FOR ANY AND ALL OF ITS OUTSTANDING
               8.12% SERIES A CAPITAL SECURITIES
        (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
       UNCONDITIONALLY GUARANTEED, AS DESCRIBED HEREIN BY

                FIRST OF AMERICA BANK CORPORATION

         PURSUANT TO THE PROSPECTUS DATED ________, 1997


THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _____________, 1997, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


           The Exchange Agent for the Exchange Offer is:
                     The Bank of New York


By Hand or Overnight Delivery:   Facsimile            By Registered or
                                 Transmissions:       Certified Mail:
The Bank of New York             (Eligible
101 Barclay Street, 7E           Institutions Only)   The Bank of New York
Corporate Trust Services         (212) 571-3080       101 Barclay Street,
Window                                                7E
Ground Level                     Confirm by           New York, New York
New York, New York  10286        Telephone or for     10286
                                 Information Call:
Attn:  Reorganization Dept.      (212) 815-6333       Attn: Reorganization
     Arwen Gibbons                                    Dept.
                                                           Arwen Gibbons





     Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery.

     The undersigned acknowledges that he or she has received the Prospectus, dated ___________, 1997 (the "Prospectus"), of First of America Bank Corporation, a Michigan corporation (the "Corporation"), and First of America Capital Trust I, a Delaware business trust (the "Trust"), and this Letter of Transmittal which together constitute the Corporation's and the Trust's offer (the "Exchange Offer") to exchange an aggregate Liquidation Amount of up to $150,000,000 8.12% Capital Securities due January 31, 2027, which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "Exchange Capital Securities") of the Trust for a like Liquidation Amount of the issued and outstanding 8.12% Capital Securities due January 31, 2027 (the "Capital Securities") of the Trust from the holders thereof.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed by holders of Old Capital Securities (as defined below) either if Old Capital Securities are to be forwarded herewith or if tenders of Old Capital Securities are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus.

     Holders of Old Capital Securities whose certificates (the "Certificates") for such Old Capital Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Capital Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

             NOTE:  SIGNATURE MUST BE PROVIDED BELOW
       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.



 DESCRIPTION OF OLD CAPITAL       1             2             3
 SECURITIES


















 Name(s) and Address(es) of  Certificate  Aggregate     Liquidation
 Registered Holder(s):       Number(s)*   Liquidation   Amount of Old
 (Please fill in, if blank)               Amount of     Capital
                                          Old Capital   Securities
                                          Securities






                                                        Tendered**




                             Total

 Need not be completed if Old Capital Securities are being tendered by book-entry holders.
 Old Capital Securities may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. See Instruction 4. Unless otherwise indicated in the column, a holder will be deemed to have tendered all Old Capital Securities represented by the Old Capital Securities indicated in column 2.
 See Instruction 4.


      (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

__ CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
     EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution _______________________

     Account Number _________________________

     Transaction Code Number __________________________

__ CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s)  _____________________________

     Window Ticket Number (if any) _____________________________

     Date of Execution of Notice of Guaranteed Delivery ___________

     Name of Institution Which Guaranteed Delivery ______________

     If Guaranteed Delivery is to be made by Book-Entry Transfer:

          Name of Tendering Institution __________________________

          Account Number ________________________________

          Transaction Code Number ________________________

__ CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD CAPITAL SECURITIES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.








__ CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:___________________________________________

Address:________________________________________

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Trust, the above described aggregate Liquidation Amount of the Trust's 8.12% Series A Capital Securities due January 31, 2027 (the "Old Capital Securities") in exchange for a like aggregate Liquidation Amount of the Trust's 8.12% Series B Capital Securities due January 31, 2027 (the "New Capital Securities") which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated _______________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Old Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Corporation and the Trust in connection with the Exchange Offer) with respect to the tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Capital Securities to the Corporation or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Capital Securities to be issued in exchange for such Old Capital Securities, (ii) present Certificates for such Old Capital Securities for transfer, and to transfer the Old Capital Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE CORPORATION, THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.








     The name(s) and address(es) of the registered holder(s) of the Old Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Capital Securities. The Certificate number(s) and the Old Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Old Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Capital Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Capital Securities will be returned (or, in the case of Old Capital Securities tendered by book-entry transfer, such Old Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Old Capital Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and in the instructions attached hereto will, upon the Corporation's and the Trust's acceptance for exchange of such tendered Old Capital Securities, constitute a binding agreement between the undersigned, the Corporation and the Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Corporation and the Trust may not be required to accept for exchange any of the Old Capital Securities tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Capital Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Capital Securities, that such Exchange Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Capital Securities to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE CORPORATION OR THE TRUST,
(II) ANY EXCHANGE CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF EXCHANGE CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE CAPITAL SECURITIES. BY TENDERING OLD CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD CAPITAL SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD CAPITAL SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER







WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE CORPORATION AND THE TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR OLD CAPITAL SECURITIES, WHERE SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW CAPITAL SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE CORPORATION OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE CAPITAL SECURITIES PURSUANT TO THE PROSPECTUS UNTIL THE CORPORATION AND THE TRUST HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE CORPORATION OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF THE CORPORATION OR THE TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE CAPITAL SECURITIES, THEY SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE CAPITAL SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE CAPITAL SECURITIES OR TO AND INCLUDING THE DATE ON WHICH THE CORPORATION OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

     Holders of Old Capital Securities whose Old Capital Securities are accepted for exchange will not receive accrued interest on such Old Capital Securities for any period from and after the last Interest Payment Date to which interest has been paid or duly provided on such Old Capital Securities prior to the original issue date of the Exchange Capital Securities or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old Capital Securities, and the undersigned waives the right to receive any interest on such Old Capital Securities accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after _____________, 1997.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Corporation or the Trust to be necessary or desirable to complete the sale, assignment and transfer of the Old Capital Securities tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.






     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD CAPITAL SECURITIES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD CAPITAL SECURITIES AS SET FORTH IN SUCH BOX.




_____________________________________
HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                          (PLEASE COMPLETE SUBSTITUTE
                             FORM W-9 ON PAGE ___)

(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)


Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Capital Securities hereby tendered or on the register of holders maintained by the Trust, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trust or the Trustee for the Old Capital Securities to comply with the restrictions on transfer applicable to the Old Capital Securities).
If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.


_________________________________

_________________________________
     (SIGNATURE(S) OF HOLDER(S))

Date:     , 1997

Name(s)_________________________________

________________________________________
          (PLEASE PRINT)

Capacity (full title)___________________________________

Address___________________________________

__________________________________________

__________________________________________
          (INCLUDE ZIP CODE)

Area Code and Telephone Number__________________________

_________________________________________________
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                          GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTIONS 2 AND 5)


____________________________________________________________________
                        (AUTHORIZED SIGNATURE)

Date:     , 1997

Name of Firm _______________________________________________________

Capacity (full title)_______________________________________________
                                     (PLEASE PRINT)







Address ____________________________________________________________

____________________________________________________________________

____________________________________________________________________
                         (INCLUDE ZIP CODE)

Area Code and Telephone Number _____________________________________





































































                     SPECIAL ISSUANCE INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 5 AND 6)


To be completed ONLY if the Exchange Capital Securities or Old Capital Securities not tendered are to be issued in the name of someone other than the registered holder of the Old Capital Securities whose name(s) appear(s) above.

Issue

__   Old Capital Securities not tendered to:

__   Exchange Capital Securities to:

Name(s):_____________________________________________________________

Address _____________________________________________________________

_____________________________________________________________________
                         (INCLUDE ZIP CODE)

Area Code and Telephone Number_________________________


                      SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the Exchange Capital Securities or Old Capital Securities not tendered are to be sent to someone other than the registered holder of the Old Capital Securities whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

__   Old Capital Securities not tendered to:

__   Exchange Capital Securities to:


Name(s):________________________________________________________

Address_________________________________________________________

________________________________________________________________
                    (INCLUDE ZIP CODE)

Area Code and Telephone Number _________________________________

________________________________________________________________

________________________________________________________________
     (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))


            INSTRUCTIONS FORMING PART OF THE
         TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or
(b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other






documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Old Capital Securities may be tendered in whole or in part in the principal amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that, if any Old Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof.

     Holders who wish to tender their Old Capital Securities and (i) whose Old Capital Securities are not immediately available or (ii) who cannot deliver their Old Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Trust, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Neither the Corporation nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document,






               shall include any participant in DTC whose name appears on the register of holders maintained by the Trust as the owner of the Old Capital Securities) of Old Capital Securities Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Old Capital Securities are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Capital Securities" is inadequate, the Certificate number(s) and/or the principal amount of Old Capital
Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Capital Securities will be accepted only in the principal amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof. If less than all the Old Capital Securities evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Capital Securities which are to be tendered in the box entitled "Liquidation Amount of Old Capital Securities Tendered" (if less than all). In such case, new Certificate(s) for the remainder of the Old Capital Securities that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Capital Security, promptly after the Expiration Date. All Old Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate principal amount of Old Capital Securities to be withdrawn, and (if Certificates for Old Capital Securities have been tendered) the name of the registered holder of the Old Capital Securities as set forth on the Certificate for the Old Capital Securities, if different from that of the person who tendered such Old Capital Securities. If Certificates for the Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Capital Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book- entry transfer set forth in the Prospectus under "The Exchange Offer-- Procedures for Tendering Old Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures







described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Capital Securities."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Corporation and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. Neither the Corporation, the Trust, any affiliates or assigns of the Corporation or the Trust, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Capital Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation and the Trust, in their sole discretion, of each such person's authority so to act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Old Capital Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Capital Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Capital Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Corporation, the Trust or the Trustee for the Old Capital Securities may require in accordance with the restrictions on transfer applicable to the Old Capital Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.







     7. IRREGULARITIES. The Corporation and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Capital Securities, which determination shall be final and binding on all parties. The Corporation and the Trust reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Corporation and the Trust be unlawful. The Corporation and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Corporation's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Corporation, the Trust, any affiliates or assigns of the Corporation, the Trust, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR THE ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Old Capital Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Capital Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in
Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W- 9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Capital Securities. If the Old Capital Securities are registered






in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer
Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. WAIVER OF CONDITIONS. The Corporation and the Trust reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Capital Securities, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Capital Securities for exchanges.

     Neither the Corporation, the Trust, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Capital Securities nor shall any of them incur any liability for failure to give any such notice.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     13. SECURITY TRANSFER TAXES. Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

















    IMPORTANT:  THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF)
      AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE
         EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

           TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                         (See Instruction 9)

                 PAYER'S NAME:  THE BANK OF NEW YORK

 SUBSTITUTE                  Part 1--PLEASE      TIN:__________
                             PROVIDE YOUR TIN ON
 Form W-9                    THE LINE AT RIGHT   Social Security
 Department of Treasury      AND CERTIFY BY      Number or Employer
 Internal Revenue Service    SIGNING AND DATING  Identification
                             BELOW.              Number
 Payor's Request for
 Taxpayer Identification
 Number ("TIN") and
 Certification

                             Part 2--TIN Applied
                             for
                             CERTIFICATION--UNDER THE PENALTIES OF
                             PERJURY, I CERTIFY THAT:

                             (1)  the number shown on this form is my
                             correct taxpayer identification number
                             (or I am waiting for a number to be
                             issued to me).

                             (2)  I am not subject to backup
                             withholding either because (i) I am
                             exempt from backup withholding; (ii) I
                             have not been notified by the Internal
                             Revenue Service ("IRS") that I am
                             subject to backup withholding as a
                             result of a failure to report all
                             interest or dividends, or (iii) the IRS
                             has notified me that I am no longer
                             subject to backup withholding, and

                             (3)  any other information provided on
                             this form is true and correct.

 You must cross out item (iii) in Par (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN
CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
PART 2 OF THE SUBSTITUTE FORM W-9.


        CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an







application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Capital Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


Signature ____________________     Date_____________, 1997
































































                                                          Exhibit 99.2


                    NOTICE OF GUARANTEED DELIVERY
                            FOR TENDER OF
                 8.12% CAPITAL SECURITIES, SERIES A
          (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                                 OF
                  FIRST OF AMERICA CAPITAL TRUST I
              FULLY AND UNCONDITIONALLY GUARANTEED BY
                       FIRST OF AMERICA BANK

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Trust's (as defined below) 8.12% Capital Securities, Series A (the "Old Capital Securities") are not immediately available, (ii) Old Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m. New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Deliver may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer-Procedures for Tendering Old Capital Securities" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Capital Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmission relating to the Old Capital Securities (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m. New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

     The Exchange Agent for the Exchange Offer is:  The Bank of New
York

By Registered or                 Facsimile            By Hand or Overnight
 Certified Mail                  Transmissions:       Delivery:
                                 (Eligible
The Bank of New York             Institutions Only)   The Bank of New York
101 Barclay Street, 7E           (212) 571-3080       101 Barclay Street
New York, New York  10286                             Corporate Trust
                                 Confirm by           Services Window
                                 Telephone:           Ground Level
                                 (212) 815-6333       New York, New York
                                                      10286
Attn:     Reorganization Dept.   For Information
     Arwen Gibbons               Call:                Attn:
                                 (212) 815-6333       Reorganization Dept.
                                                           Arwen Gibbons

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to First of America Bank
Corporation, a Michigan corporation (the "Corporation") and to First of America Capital Trust I, a Delaware business trust (the "Trust"), upon the terms and subject to the conditions set forth in the






Prospectus dated ___________, 1997 (as the same may be amended or supplemented from time to time, the"Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Procedures for Tendering Old Capital Securities."

Aggregate Liquidation Amount            Name(s) of Registered
Holder(s):

Amount Tendered*:  $

Certificate No(s) (if available):


Total Liquidation Amount Represented by
Old Capital Securities Certificate(s)

$

If Old Capital Securities will be tendered by book-entry transfer, provide the following information:

DTC Account Number:

Date:



* Must be in denominations of a Liquidation Amount of $1,000 and any integral multiple thereof, and not less than $100,000 aggregate
Liquidation Amount.


     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.




                         PLEASE SIGN HERE


X  _______________________


X  _______________________
     Signature(s) of Owner(s)                Date
     or Authorized Signatory


Area Code and Telephone Number: (_____)______________


     Must be signed by the holder(s) of the Old Capital Securities as their name(s) appear(s) on certificates for Old Capital Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full tile below.

                Please print name(s) and address(es)







Name(s):





Capacity:

Address(es):






                                GUARANTEE
                 (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Capital Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Capital Securities to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Capital Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.



Name of Firm                       Authorized Signature



Address                            Title



Zip Code                           (Please type or print)

Area Code and Telephone No.__________________     Dated:


NOTE: DO NOT SEND CERTIFICATES FOR OLD CAPITAL SECURITIES WITH THIS FORM. CERTIFICATES FOR OLD CAPITAL SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.














                                                          Exhibit 99.3


                        May ____, 1997


                     EXCHANGE AGENT AGREEMENT


The Bank of New York
Corporate Trust Trustee Administration
101 Barclay Street - 21st Floor
New York, New York  10286

Ladies and Gentlemen:

     First of America Capital Trust I, a trust formed under the laws of the state of Delaware (the "Trust") proposes to make an offer (the "Exchange Offer") to exchange its 8.12% Capital Securities, Series B (Liquidation Amount $1,000 per Capital Security) (the "New Securities") for any or all of its 8.12% Capital Securities, Series A (Liquidation Amount $1,000 per Capital Security) (the "Old Securities"). All of the beneficial interests represented by common securities of the Trust are owned by First of America Bank Corporation, a Michigan corporation (the "Corporation"). The terms and conditions of the Exchange Offer as currently contemplated are set forth in a prospectus, dated _____________, 1997 (the "Prospectus"), to be distributed to all record holders of the Old Securities. The Old Securities and the New Securities are collectively referred to herein as the "Securities."

     The Trust hereby appoints The Bank of New York to act as exchange agent (the "Exchange Agent") in connection with the Exchange Offer. References hereinafter to "you" shall refer to The Bank of New York.

     The Exchange Offer is expected to be commenced by the Trust on or about May ____, 1997. The Letter of Transmittal accompanying the Prospectus (or in the case of book entry securities, the ATOP system) is to be used by the holders of the Old Securities to accept the Exchange Offer and contains instructions with respect to (i) the delivery of certificates for Old Securities tendered in connection therewith and (ii) the book entry transfer of Securities to the Exchange Agent's account.

     The Exchange Offer shall expire at 5:00 P.M., New York City time, on __________, 1997 or on such later date or time to which the Trust may extend the Exchange Offer (the "Expiration Date"). Subject to the terms and conditions set forth in the Prospectus, the Trust expressly reserves the right to extend the Exchange Offer from time to time and may extend the Exchange Offer by giving oral (confirmed in writing) or written notice to you before 9:00 A.M., New York City time, on the business day following the previously scheduled Expiration Date.

     The Trust expressly reserves the right to amend or terminate the Exchange Offer, and not to accept for exchange any Old Securities not theretofore accepted for exchange, upon the occurrence of any of the conditions of the Exchange Offer specified in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The Trust will give oral (confirmed in writing) or written notice of any amendment, termination or nonacceptance to you as promptly as practicable.

     In carrying out your duties as Exchange Agent, you are to act in accordance with the following instructions:

     1. You will perform such duties and only such duties as are specifically set forth in the section of the Prospectus captioned "The Exchange Offer" or as specifically set forth herein; provided,







however, that in no way will your general duty to act in good faith be discharged by the foregoing.

     2. You will establish an account with respect to the Old Securities at The Depository Trust Company (the "Book-Entry Transfer Facility") for purposes of the Exchange Offer within two business days after the date of the Prospectus, and any financial institution that is a participant in the Book-Entry Transfer Facility's systems may make book-entry delivery of the Old Securities by causing the Book-Entry Transfer Facility to transfer such Old Securities into your account in accordance with the Book-Entry Transfer Facility's procedure for such transfer.

     3. You are to examine each of the Letters of Transmittal and certificates for Old Securities (or confirmation of book-entry transfer into your account at the Book-Entry Transfer Facility) and any other documents delivered or mailed to you by or for holders of the Old Securities to ascertain whether: (i) the Letters of Transmittal and any such other documents are duly executed and properly completed in accordance with instructions set forth therein and (ii) the Old Securities have otherwise been properly tendered. In each case where the Letter of Transmittal or any other document has been improperly completed or executed or any of the certificates for Old Securities are not in proper form for transfer or some other irregularity in connection with the acceptance of the Exchange Offer exists, you will endeavor to inform the presenters of the need for fulfillment of all requirements and to take any other action as may be necessary or advisable to cause such irregularity to be corrected.

     4. With the approval of any Administrative Trustee of the Trust or any person designated in writing by the Corporation (a "Designated Officer") (such approval, if given orally, to be confirmed in writing) or any other party designated by any such Administrative Trustee or Designated Officer in writing, you are authorized to waive any irregularities in connection with any tender of Old Securities pursuant to the Exchange Offer.

     5. Tenders of Old Securities may be made only as set forth in the Letter of Transmittal and in the section of the Prospectus captioned "The Exchange Offer -- Procedures for Tendering Old Capital Securities," and Old Securities shall be considered properly tendered to you only when tendered in accordance with the procedures set forth therein.

     Notwithstanding the provisions of this paragraph 5, Old
Securities which any Administrative Trustee of the Trust or Designated Officer of the Corporation shall approve as having been properly tendered shall be considered to be properly tendered (such approval, if given orally, shall be confirmed in writing).

     6. You shall advise the Trust and the Corporation with respect to any Old Securities received subsequent to the Expiration Date and accept their instructions with respect to disposition of such Old
Securities.

     7.   You shall accept tenders:

          a. in cases where the Old Securities are registered in two or more names only if signed by all named holders;

          b. in cases where the signing person (as indicated on the Letter of Transmittal) is acting in a fiduciary or a representative capacity only when proper evidence of such person's authority so to act is submitted; and

          c. from persons other than the registered holder of Old Securities provided that customary transfer requirements, including any applicable transfer taxes, are fulfilled.








     You shall accept partial tenders of Old Securities where so indicated and as permitted in the Letter of Transmittal and deliver certificates for Old Securities to the transfer agent for split-up and return any untendered Old Securities to the holder (or such other person as may be designated in the Letter of Transmittal) as promptly as practicable after expiration or termination of the Exchange Offer.

     8. Upon satisfaction or waiver of all of the conditions to the Exchange Offer, the Trust will notify you (such notice if given orally, to be confirmed in writing) of its acceptance, promptly after the Expiration Date, of all Old Securities properly tendered and you, on behalf of the Trust, will exchange such Old Securities for New Securities and cause such Old Securities to be canceled. Delivery of New Securities will be made on behalf of the Trust by you at the rate of $1,000 principal amount of New Securities for each $1,000 principal amount of the corresponding series of Old Securities tendered promptly after notice (such notice if given orally, to be confirmed in writing) of acceptance of said Old Securities by the Trust; provided, however, that in all cases, Old Securities tendered pursuant to the Exchange Offer will be exchanged only after timely receipt by you of certificates for such Old Securities (or confirmation of book-entry transfer into your account at the Book-Entry Transfer Facility), a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documents. You shall issue New Securities only in denominations of $1,000 or any integral multiple thereof.

     9. Tenders pursuant to the Exchange Offer are irrevocable, except that, subject to the terms and upon the conditions set forth in the Prospectus and the Letter of Transmittal, Old Securities tendered pursuant to the Exchange Offer may be withdrawn at any time on or prior to the Expiration Date.

     10.  The Trust shall not be required to exchange any Old
Securities tendered if any of the conditions set forth in the Exchange Offer are not met. Notice of any decision by the Trust not to exchange any Old Securities tendered shall be given orally (and confirmed in writing) by the Trust to you.

     11. If, pursuant to the Exchange Offer, the Trust does not accept for exchange all or part of the Old Securities tendered because of an invalid tender, the occurrence of certain other events set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer" or otherwise, you shall as soon as practicable after the expiration or termination of the Exchange Offer return those certificates for unaccepted Old Securities (or effect appropriate book-entry transfer), together with any related required documents and the Letters of Transmittal relating thereto that are in your possession, to the persons who deposited them.

     12. All certificates for reissued Old Securities, unaccepted Old Securities or for New Securities shall be forwarded by first-class certified mail.

     13. You are not authorized to pay or offer to pay any concessions, commissions or solicitation fees to any broker, dealer, bank or other persons or to engage or utilize any person to solicit tenders.

     14.  As Exchange Agent hereunder you:

          a. shall have no duties or obligations other than those specifically set forth in the section of the Prospectus captioned "The Exchange Offer," the Letter of Transmittal or herein or as may be subsequently agreed to in writing by you and the Trust;

          b. will be regarded as making no representations and having no responsibilities as to the validity, sufficiency, value or genuineness of any of the certificates or the Old Securities represented thereby deposited with you pursuant to the Exchange






     Offer, and will not be required to and will make no representation as to the validity, value or genuineness of the Exchange Offer;

          c. shall not be obligated to take any legal action hereunder which might in your reasonable judgment involve any expense or liability, unless you shall have been furnished with reasonable indemnity;

          d. may reasonably rely on and shall be protected in acting in reliance upon any certificate, instrument, opinion, notice, letter, telegram or other document or security delivered to you and reasonably believed by you to be genuine and to have been signed by the proper party or parties;

          e. may reasonably act upon any tender, statement, request, comment, agreement or other instrument whatsoever not only as to its due execution and validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which you shall in good faith believe to be genuine or to have been signed or represented by a proper person or persons;

          f. may rely on and shall be protected in acting upon written or oral instructions from any Administrative Trustee of the Trust or from any Designated Officer of the Corporation;

          g. may consult with your counsel with respect to any questions relating to your duties and responsibilities and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by you hereunder in good faith and in accordance with the advice or opinion of such counsel; and

          h. shall not advise any person tendering Old Securities pursuant to the Exchange Offer as to the wisdom of making such tender or as to the market value or decline or appreciation in market value of any Old Securities.

     15. You shall take such action as may from time to time be requested by the Trust or its counsel or any Designated Officer of the Corporation (and such other action as you may reasonably deem appropriate) to furnish copies of the Prospectus, Letter of Transmittal and the Notice of Guaranteed Delivery (as defined in the Prospectus) or such other forms as may be approved from time to time by the Trust or the Corporation, to all persons requesting such documents and to accept and comply with telephone requests for information relating to the Exchange Offer, provided that such information shall relate only to the procedures for accepting (or withdrawing from) the Exchange Offer. The Trust will furnish you with copies of such documents at your request. All other requests for information relating to the Exchange Offer shall be directed to the Trust, Attention: ____________.

     16. You shall advise by facsimile transmission or telephone, and promptly thereafter confirm in writing to ________________ of the Trust, and such other person or persons as the Trust or the Corporation may request, daily (and more frequently during the week immediately preceding the Expiration Date and if otherwise requested) up to and including the Expiration Date, as to the number of Old Securities which have been tendered pursuant to the Exchange Offer and the items received by you pursuant to this Agreement, separately reporting and giving cumulative totals as to items properly received and items improperly received. In addition, you will also inform, and cooperate in making available to, the Trust or the Corporation or any such other person or persons upon oral request made from time to time on or prior to the Expiration Date of such other information as it or such person reasonably requests. Such cooperation shall include, without limitation, the granting by you to the Trust or the Corporation and such person as the Trust or the Corporation may






request of access to those persons on your staff who are responsible for receiving tenders, in order to ensure that immediately prior to the Expiration Date the Trust or the Corporation shall have received information in sufficient detail to enable it to decide whether to extend the Exchange Offer. You shall prepare a final list of all persons whose tenders were accepted, the aggregate principal amount of Old Securities tendered, the aggregate principal amount of Old Securities accepted and deliver said list to the Trust promptly after the Expiration Date.

     17. Letters of Transmittal and Notices of Guaranteed Delivery shall be stamped by you as to the date and the time of receipt thereof and shall be preserved by you for a period of time at least equal to the period of time you preserve other records pertaining to the transfer of securities. You shall dispose of unused Letters of Transmittal and other surplus materials by returning them to the Trust at the address set forth below for notices.

     18. You hereby expressly waive any lien, encumbrance or right of set-off whatsoever that you may have with respect to funds deposited with you for the payment of transfer taxes by reasons of amounts, if any, borrowed by the Trust, or any of its subsidiaries or affiliates pursuant to any loan or credit agreement with you or for compensation owed to you hereunder.

     19. For services rendered as Exchange Agent hereunder, you shall be entitled to such compensation as set forth on Schedule I attached hereto.

     20. You hereby acknowledge receipt of the Prospectus and the Letter of Transmittal and further acknowledge that you have examined each of them. Any inconsistency between this Agreement, on the one hand, and the Prospectus and the Letter of Transmittal (as they may be amended from time to time), on the other hand, shall be resolved in favor of the latter two documents, except with respect to the duties, liabilities and indemnification of you as Exchange Agent, which shall be controlled by this Agreement.

     21.  a.   The Trust covenants and agrees to indemnify and hold
     you harmless in your capacity as Exchange Agent hereunder against any loss, liability, cost or expense, including attorneys' fees and expenses, arising out of or in connection with any act, omission, delay or refusal made by you in reliance upon any signature, endorsement, assignment, certificate, order, request, notice, instruction or other instrument or document reasonably believed by you to be valid, genuine and sufficient and in accepting any tender or effecting any transfer of Old Securities reasonably believed by you in good faith to be authorized, and in delaying or refusing in good faith to accept any tenders or effect any transfer of Old Securities; provided, however, that the Trust shall not be liable for indemnification or otherwise for any loss, liability, cost or expense to the extent arising out of your gross negligence or willful misconduct. In no case shall the Trust be liable under this indemnity with respect to any claim against you unless the Trust shall be notified by you, by letter or cable or by facsimile confirmed by letter, of the written assertion of a claim against you or of any other action commenced against you, promptly after you shall have received any such written assertion or notice of commencement of action. The Trust shall be entitled to participate at its own expense in the defense of any such claim or other action, and, if the Trust so elects, the Trust may assume the defense of any suit brought to enforce any such claim. In the event that the Trust shall assume the defense of any such suit or threatened action in respect to which indemnification may be sought hereunder, the Trust shall not be liable for the fees and expenses of any additional counsel thereafter retained by you so long as you consent to the Trust's retention of counsel, which consent may not be unreasonably withheld, provided that the Trust shall not be entitled to assume the defense of any such action if the named parties to such






     action include both the Trust and you and representation of both parties by the same legal counsel would, in the written opinion of counsel to you, be inappropriate due to actual or potential conflicting interests between them. It is understood that the Trust shall not be liable under this paragraph for the fees and expenses of more than one legal counsel for you. In the event that the Trust shall assume the defense of any such suit, the Trust shall not thereafter be liable for the fees and expenses of any counsel retained by you.

          b. You agree that, without the prior written consent of the Trust (which consent shall not be unreasonably withheld), you will not settle, compromise or consent to the entry of any pending or threatened claim, action, or proceeding in respect of which indemnification could be sought in accordance with the indemnification provisions of this Agreement (whether or not you or the Trust or any of its trustees, or controlling persons is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Trust and its trustees and controlling persons from all liability arising out of such claim, action or proceeding.

     22. You shall arrange to comply with all requirements under the tax laws of the United States, including those relating to missing Tax Identification Numbers, and shall file any appropriate reports with the Internal Revenue Service. The Trust understands that you are required in certain instances to deduct 31% with respect to interest paid on the Exchange Securities from holders who have not supplied their correct Taxpayer Identification Number or required certification. Such funds will be turned over to the Internal Revenue Service in accordance with applicable regulations.

     23. You shall notify the Trust of the amount of any transfer taxes payable in respect of the exchange of Old Securities and, upon receipt of written approval from the Trust, you shall deliver or cause to be delivered, in a timely manner to each governmental authority to which any transfer taxes are payable in respect of the exchange of Old Securities, your check in the amount of all transfer taxes so payable, and the Trust shall reimburse you for the amount of any and all transfer taxes payable in respect of the exchange of Old Securities; provided, however, that you shall reimburse the Trust for amounts refunded to you in respect of your payment of any such transfer taxes, at such time as such refund is received by you.

     24. This Agreement and your appointment as Exchange Agent hereunder shall be construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, and without regard to conflicts of law principles, and shall inure to the benefit of, and the obligations created hereby shall be binding upon, the successors and assigns of each of the parties hereto.

     25. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     26. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     27. This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of the party to be charged. This Agreement may not be modified orally.

     28. Unless otherwise provided herein, all notices, requests and other communications to any party hereunder shall be in writing






(including facsimile or similar writing) and shall be given to such party, addressed to it, at its address or telecopy number set forth below:

          If to the Trust:

          First of America Capital Trust I
          c/o First of America Bank Corporation
          211 South Rose Street
          Kalamazoo, Michigan  49007

          Facsimile:  (616) 376-7016
          Attention:  Samuel G. Stone


          If to the Exchange Agent:

          The Bank of New York
          Floor 21 West
          101 Barclay Street
          New York, New York  10286

          Facsimile:  (212) 815-5915
          Attention:  Corporate Trust Trustee Administration

     29. Unless terminated earlier by the parties hereto, this Agreement shall terminate 90 days following the Expiration Date. Notwithstanding the foregoing, Paragraphs 19, 21 and 23 shall survive the termination of this Agreement. Upon any termination of this Agreement, you shall promptly deliver to the Trust any certificates for Securities, funds or property then held by you as Exchange Agent under this Agreement.

     30. This Agreement shall be binding and effective as of the date hereof.










































     Please acknowledge receipt of this Agreement and confirm the arrangements herein provided by signing and returning the enclosed copy.


FIRST OF AMERICA CAPITAL TRUST I


By:__________________________

Name:________________________

Title:  Administrative Trustee



Accepted as of the date first above written:

THE BANK OF NEW YORK, as Exchange Agent


By:______________________________

Name:____________________________

Title:___________________________











































